Exhibit 31.2
CERTIFICATION

I, Don E. Wallette, Jr.,

certify that:

1.

I have reviewed this annual report on Form

10-K

of ConocoPhillips;

2.

Based on my knowledge, this report does not contain

any untrue statement of a material fact or omit

to
state a material fact necessary to make the statements

made, in light of the circumstances under

which
such statements were made, not misleading with

respect to the period covered by this

report;

3.

Based on my knowledge, the financial statements,

and other financial information included in this

report,
fairly present in all material respects the financial

condition, results of operations and cash

flows of the
registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure
controls and procedures (as defined in Exchange

Act Rules 13a-15(e) and 15d-15(e)) and internal control
over financial reporting (as defined in Exchange

Act Rules 13a-15(f) and 15d-15(f)) for the registrant

and
have:

(a)

Designed such disclosure controls and procedures,

or caused such disclosure controls

and
procedures to be designed under our supervision,

to ensure that material information relating

to the
registrant, including its consolidated subsidiaries,

is made known to us by others within those
entities, particularly during the period in which this

report is being prepared;

(b)

Designed such internal control over financial reporting,

or caused such internal control over
financial reporting to be designed under our supervision,

to provide reasonable assurance regarding
the reliability of financial reporting and the preparation

of financial statements for external
purposes in accordance with generally accepted

accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in
this report our conclusions about the effectiveness of the

disclosure controls and procedures, as of
the end of the period covered by this report based

on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that
occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in
the case of an annual report) that has materially

affected, or is reasonably likely to materially
affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of
internal control over financial reporting, to the

registrant’s auditors and the audit committee of the
registrant’s board of directors (or persons performing the equivalent functions):

(a)

All significant deficiencies and material weaknesses

in the design or operation of internal control
over financial reporting which are reasonably

likely to adversely affect the registrant’s ability to
record, process, summarize and report financial

information; and

(b)

Any fraud, whether or not material, that

involves management or other employees who

have a
significant role in the registrant’s internal control over financial reporting.

February 18, 2020

/s/ Don E. Wallette, Jr.
Don E. Wallette, Jr.
Executive Vice President and
Chief Financial Officer